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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       November 23, 1999
                                                   -----------------------------

                                DoubleClick Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                    000-23709                13-3870996
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(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)

450 W. 33rd Street, New York, NY                                  10001
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code        (212) 683-0001
                                                      --------------------------
                      41 Madison Avenue, New York, NY 10010
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          (Former name or former address, if changed since last report)



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Item 2. Acquisition or Disposition of Assets

        On November 23, 1999, DoubleClick Inc. (the "Company") completed the acquisition of Abacus Direct Corporation ("Abacus") pursuant to the terms of the previously reported Agreement and Plan of Merger and Reorganization, dated as of June 13, 1999 (the "Agreement"), among the Company, Abacus and Atlanta Merger Corp., a wholly owned subsidiary of the Company ("Merger Sub"). Merger Sub merged with and into Abacus, with Abacus surviving the merger as a wholly owned subsidiary of the Company (the "Merger").

        In the Merger, each share of Abacus common stock was converted into the right to receive 1.05 shares of Company common stock. The Company also assumed outstanding options to acquire Abacus common stock and converted these into options to acquire Company common stock at the same exchange ratio used in the Merger for the outstanding Abacus common stock. The terms of the Merger were determined through arms-length negotiations between the Company and Abacus. The Merger is intended to qualify as a tax-free reorganization under the Internal
Revenue Code of 1986, as amended, and is intended to be accounted for as a pooling of interests. Following the Merger, the Company caused Abacus to merge with and into the Company.

        A copy of the Company's press release announcing the effectiveness of the Merger is incorporated herein by reference and included as Exhibit 99.1 hereto.

Item 5. Other Events

        On December 1, 1999, the Company announced it had completed the acquisition of Opt-In Email.com of Boulder, Colorado. A Copy of the press releases issued by the Company on December 1, 1999 announcing the completion of this transaction is incorporated herein by reference and included as Exhibit
99.6 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a) Financial Information

                  The required financial statements with respect to Abacus are incorporated by reference to (I) Abacus's Annual Report on Form 10-K for the year ended December 31, 1998 and included as Exhibit 99.2 hereto and (II) Abacus's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999 and included as Exhibit 99.3 hereto.

        (b) Pro Forma Financial Information

                  The required pro forma financial statements with respect to Abacus and the Company for the years ended December 31, 1996, 1997 and 1998 are incorporated by reference to the Company's Form S-4 Registration Statement (File No. 333-89435) and included as Exhibit
         99.4 hereto, and the required pro forma financial statements with respect to Abacus and the Company for the three month and nine month periods ended September 30, 1999 and 1998, including the pro forma balance sheet as of September 30, 1999, are incorporated by reference herein and included as Exhibit 99.5 hereto.

        (c) Exhibits

            2.1 Agreement and Plan of Merger and Reorganization, dated as of June 13, 1999, among DoubleClick Inc., Atlanta Merger Corp. and Abacus Direct Corporation (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 17, 1999)

            99.1 Press release issued by the Company on November 23, 1999 announcing the completion of the Company's acquisition of Abacus Direct Corporation.

            99.2 Item 6 and Item 8 of Part I of Abacus's Annual Report on Form 10-K for the year ended December 31, 1998 (incorporated by reference to Abacus's Annual Report on Form 10-K for the year ended December 31, 1998).

            99.3 Item 1 of Part I of Abacus's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999 (incorporated by reference to Abacus's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999).

            99.4 Unaudited Pro Forma Condensed Combined Financial Statements of the Company and Abacus for the years ended December 31, 1996, 1997 and 1998 (incorporated by reference to the Unaudited



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                    Pro Forma Condensed Combined Financial Statements contained in the Company's Form S-4 Registration Statement (File No. 333-89435)).

            99.5 Unaudited Pro Forma Condensed Combined Financial Statements of the Company and Abacus for the three month and nine month periods ending September 30, 1999 and 1998, including the pro forma balance sheet as of September 30, 1999.

            99.6 Press release issued by the Company on December 1, 1999 announcing the completion of the Company's acquisition of Opt-In Email.com.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   DOUBLECLICK INC.
                                      ------------------------------------------

       December 8, 1999                   /s/ Stephen R. Collins
------------------------------        ------------------------------------------
              Date                        Name:  Stephen R. Collins
                                          Title: Chief Financial Officer



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                                  EXHIBIT INDEX



       Exhibits

            2.1 Agreement and Plan of Merger and Reorganization, dated as of June 13, 1999, among DoubleClick Inc., Atlanta Merger Corp. and Abacus Direct Corporation (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 17, 1999)

            99.1 Press release issued by the Company on November 23, 1999 announcing the completion of the Company's acquisition of Abacus Direct Corporation.

            99.2 Item 6 and Item 8 of Part I of Abacus's Annual Report on Form 10-K for the year ended December 31, 1998 (incorporated by reference to Abacus's Annual Report on Form 10-K for the year ended December 31, 1998).

            99.3 Item 1 of Part I of Abacus's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999 (incorporated by reference to Abacus's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999).

            99.4 Unaudited Pro Forma Condensed Combined Financial Statements of the Company and Abacus for the years ended December 31, 1996, 1997 and 1998 (incorporated by reference to the Unaudited Pro Forma Condensed Combined Financial Statements contained in the Company's Form S-4 Registration Statement (File No. 333-89435)).

            99.5 Unaudited Pro Forma Condensed Combined Financial Statements of the Company and Abacus for the three month and nine month periods ending September 30, 1999 and 1998, including the pro forma balance sheet as of September 30, 1999.

            99.6 Press release issued by the Company on December 1, 1999 announcing the completion of the Company's acquisition of Opt-In Email.com.